SECOND MODIFICATION AGREEMENT

 (Unsecured Loan)

THIS SECOND MODIFICATION AGREEMENT (the "Agreement") is entered into as of July 31st, 2012, but effective as of the Effective Date (defined below), by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (collectively with its successors or assigns, "Lender"), and INLAND REAL ESTATE CORPORATION, a Maryland corporation ("Borrower").

RECITALS

A.

Pursuant to the terms of that certain Unsecured Loan Agreement by and between Borrower and Lender dated November 15, 2011 (as it heretofore may have been amended or otherwise modified from time to time, the "Loan Agreement"), Lender made a loan to Borrower in the original principal amount of FIFTY MILLION AND NO/100THS DOLLARS ($50,000,000) (the "Loan").  The Loan is evidenced by that certain Promissory Note dated November 15, 2011, executed by Borrower payable to the order of Lender, in the principal amount of the Loan (as it heretofore may have been amended or otherwise modified from time to time, the "Note") and is further evidenced by certain other documents described in the Loan Agreement as Loan Documents.

B.

Each of the undersigned, party to the Guarantor Consent attached to this Agreement (individually and collectively, "Guarantor") has previously executed and delivered to Lender that certain Repayment Guaranty, dated November 15, 2011, as it heretofore may have been amended or otherwise modified from time to time, the "Guaranty"), guarantying the Loan.

C.

The Note, Loan Agreement, the Guaranty, this Agreement, and the other documents described in the Loan Agreement as Loan Documents, together with all modifications, extensions, renewals and amendments thereto and any document required hereunder, are collectively referred to hereinafter as the "Loan Documents".

D.

As of the date hereof, the total outstanding principal balance under the Loan is Fifty Million and No/100 Dollars ($50,000,000).

E.

By this Agreement, Borrower and Lender intend to amend certain terms and provisions of the Loan Documents as of the Effective Date, hereinafter defined, in order to correct an omission that was inadvertently made in the Loan Agreement.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree, subject to the terms and conditions of this Agreement, as follows:

1.

CONDITIONS PRECEDENT.  Lender's obligations under this Agreement are subject to the satisfaction of each and every one of the following conditions precedent:

1.1

Receipt and approval by Lender of an executed original of this Agreement and any and all other documents, instruments, policies and forms of evidence or other materials which are required pursuant to this Agreement or any of the other Loan Documents or as otherwise required by Lender, each in form and content acceptable to Lender.

1.2

There shall have occurred no material adverse change in the financial condition of Borrower, or any Guarantor from that which existed as of the later of:  (A) the Effective Date; or (B) the date upon which the financial condition of such party was first represented to Lender.

1.3

Reimbursement to Lender by Borrower of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, whether such services are furnished by Lender's employees or agents or by independent contractors, including, without limitation, reasonable attorneys' fees, documentation costs and charges.

1.4

The representations and warranties contained in this Agreement are true and correct.

1.5

All payments due and owing to Lender under the Loan Documents have been paid current as of the Effective Date of this Agreement, and, as of the date hereof.

2.

REPRESENTATIONS AND WARRANTIES.  As a material inducement to Lender's entry into this Agreement, Borrower represents and warrants to Lender as of the Effective Date and continuing thereafter that:

2.1

FORMATION AND ORGANIZATIONAL DOCUMENTS.  Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners, members or joint venturers of Borrower (if any), and all guarantors of the Loan (if any) and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender.  Borrower hereby certifies that:  (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

2.2

FULL FORCE AND EFFECT.  The Note and other Loan Documents, as heretofore amended, are in full force and effect without any defense, counterclaim, right or claim of set-off; Borrower has no claim against Lender as of the date hereof; all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.

2.3

NO DEFAULT.  No Default (as defined in the Loan Agreement, which includes clause (d) of Section 7.1, as corrected by this Agreement), breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein, in the Loan Agreement and in the other Loan Documents are true and correct, and shall survive execution of this Agreement.

3.

EFFECTIVE DATE.  The effective date of this Agreement shall be November 15, 2011 (the "Effective Date").

4.

MODIFICATION OF LOAN AGREEMENT.

4.1

Clause (d) of Section 7.1 (“Default”) of the Loan Agreement is corrected to read in its entirety, as of the Effective Date, as follows, which shall supersede and prevail over any conflicting provisions of any Loan Document:

(d) Indebtedness Cross-Default.  Failure of Borrower or any of its Subsidiaries to pay when due any Recourse Indebtedness, regardless of amount, or any other Consolidated Outstanding Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts) in excess of $50,000,000 in the aggregate (collectively, "Material Indebtedness"); or the default by Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement, or any other event shall occur or condition exist, which causes or permits any such Material Indebtedness to be due and payable or required to be prepaid (other than by a regularly scheduled payment) prior to the stated maturity thereof (provided that the failure to pay any such Material Indebtedness shall not constitute a Default so long as Borrower or its Subsidiaries is diligently contesting the payment of the same by appropriate legal proceedings and Borrower or its Subsidiaries have set aside, in a manner reasonably satisfactory to Lender, a sufficient reserve to repay such Indebtedness plus all accrued interest thereon calculated at the default rate thereunder and costs of enforcement in the event of an adverse outcome, and provided further that Material Indebtedness shall not include either (i) that portion of the Consolidated Outstanding Indebtedness due from IN Retail Fund Algonquin Commons L.L.C., which is an Investment Affiliate, under loans made by Teachers Insurance and Annuity Association of America having principal balances, as of November 15, 2011, of approximately $71,602,386.65 and $18,858,467.74, respectively, which are secured by the Projects known as Algonquin Commons and The Exchange at Algonquin Commons, each located in Algonquin, Illinois (the “Algonquin Indebtedness”) or (ii) any Recourse Indebtedness of the Borrower or another member of the Consolidated Group arising from Guarantee Obligations undertaken with respect to such Algonquin Indebtedness unless and until the fifth (5th) Business Day after the date on which the holders of the Algonquin Indebtedness institute judicial proceedings to collect such Recourse Indebtedness); or, under any Swap Contract, the occurrence of an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which Borrower or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which Borrower or any Subsidiary is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by Borrower or such Subsidiary as a result thereof is greater than $10,000,000; or

4.2

As provided in Section 8.3 (“Notices”) of the Loan Agreement, all notices, demands, or other communications to Lender under this Agreement and the other Loan Documents shall be in writing and shall be delivered to Lender at the updated address set forth on the signature page of this Agreement, and which remains subject to change from time to time by written notice to all parties to the Loan Agreement.

5.

NON-IMPAIRMENT.  Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any of the Loan Documents or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

6.

MISCELLANEOUS PROVISIONS.

6.1

No Waiver.  No previous waiver and no failure or delay by Lender in acting with respect to the terms of the Note or this Agreement or any other Loan Document shall constitute a waiver of any breach, default, or failure of condition under the Note, this Agreement, any other Loan Document or the obligations secured thereby.  A waiver of any term of the Note, this Agreement, any other Loan Document or of any of the obligations secured thereby must be made in writing and shall be limited to the express written terms of such waiver. Time is of the essence of each and every term herein.

6.2

Severability.  If any provision or obligation under this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Loan Documents and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal, or unenforceable provision had never been a part of the Loan Documents.

6.3

Governing Law and Consent to Jurisdiction.  This Agreement and any claim, controversy or dispute arising under or related to this Agreement, the relationship of the parties, and/or the interpretation and enforcement of the rights and duties of the parties will be governed by, and construed and enforced in accordance with the laws of the State of Illinois (including, without limitation, 735 ILCS Section 105/5-1 et seq., but otherwise without regard to conflict of law provisions), except to the extent preempted by federal laws.  Borrower and all persons and entities in any manner obligated to Lender under the Loan Documents consent to the jurisdiction of any federal or state court within the State of Illinois having proper venue and also consent to service of process by any means authorized by Illinois or federal law.

6.4

Joint and Several Liability.  The liability of all persons and entities obligated in any manner hereunder, including, without limitation, the consent hereto and, under any of the other Loan Documents, shall be joint and several.

6.5

Counterparts.  To facilitate execution, this document may be executed in as many counterparts as may be convenient or required.  It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto.  Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

6.6

Defined Terms.  Unless otherwise defined herein, capitalized terms used in this Agreement shall have the meanings attributed to such terms in the Loan Agreement.

[SIGNATURE PAGES TO FOLLOW.]

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

"LENDER"

WELLS FARGO BANK,

NATIONAL ASSOCIATION

By:

_/s/ WINITA LAU__________________________

Name: Winita Lau

Title: Vice President

Lender's Address:

Wells Fargo Bank, National Association

123 N. Wacker Drive

Suite 1900

Chicago, IL 60606

Attention:  Karen Skutt

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

(Signature to Second Modification Agreement)

"BORROWER"

INLAND REAL ESTATE CORPORATION, a Maryland corporation By: _/s/BRETT A. BROWN______ Name: Brett A. Brown Title: Executive Vice President Chief Financial Officer

Borrower's Address: Inland Real Estate Corporation 2901 Butterfield Road Oak Brook, IL 60523 Attention: Mark E. Zalatoris

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

(Signature to Second Modification Agreement)

GUARANTOR CONSENT

Each of the undersigned (collectively, the "Guarantors") consents to the foregoing Second Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under that certain Repayment Guaranty, dated November 15, 2011 (as it heretofore may have been amended or otherwise modified from time to time, the "Guaranty"), guarantying the Loan.

Each Guarantor reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations and reaffirms its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations.

Agreed and Acknowledged:

Dated as of:  July 31st, 2012

"GUARANTORS"

Inland Skokie Fashion Square II, L.L.C., a Delaware limited liability company

     By: Inland Real Estate – Illinois, L.L.C., a Delaware limited liability company, its sole member

          By: Inland Real Estate Corporation, a Maryland corporation, its sole member

By:

_/s/BRETT A. BROWN______

Name: Brett A. Brown

Title: Executive Vice President

Chief Financial Officer

Inland Real Estate LB I LLC, a Delaware limited liability company

     By: Inland Real Estate LB I Corporation, a Delaware corporation, its sole member

           By:

_/s/BRETT A. BROWN______

Name: Brett A. Brown

Title: Executive Vice President

Chief Financial Officer

Inland Ryan, LLC, a Delaware limited liability company

     By: Inland Real Estate Corporation, a Maryland corporation, its managing member

By:

_/s/BRETT A. BROWN______

Name: Brett A. Brown

Title: Executive Vice President

Chief Financial Officer

Inland 1290 Chicago Avenue, L.L.C., a Delaware limited liability company

Inland Nantucket Square, L.L.C., a Delaware limited liability company

Inland Hartford Plaza, L.L.C., a Delaware limited liability company

Inland Real Estate-Illinois, L.L.C, a Delaware limited liability company

Inland Six Corners, L.L.C., a Delaware limited liability company

Inland Lansing Square, L.L.C., a Delaware limited liability company

Inland Maple Park Place, L.L.C., a Delaware limited liability company

Inland River Square, L.L.C., a Delaware limited liability company

Inland Rivertree Court, L.L.C., a Delaware limited liability company

Inland Elmhurst City Centre, L.L.C., a Delaware limited liability company

Inland St. James Crossing, L.L.C., a Delaware limited liability company

Inland Chestnut Court, L.L.C., a Delaware limited liability company

Inland Freeport Southwest Avenue, L.L.C., a Delaware limited liability company

Inland Wauconda Shopping Center, L.L.C., a Delaware limited liability company

Inland Berwyn Plaza, L.L.C., a Delaware limited liability company

Inland Winnetka Commons, L.L.C., a Delaware limited liability company

Inland Eastgate Shopping Center, L.L.C., a Delaware limited liability company

Inland West River Crossings, L.L.C., a Delaware limited liability company

Inland Hickory Creek, L.L.C., a Delaware limited liability company

Inland Orland Greens, L.L.C., a Delaware limited liability company

Inland Two Rivers Plaza, L.L.C., a Delaware limited liability company

Inland Riverplace Centre, L.L.C., a Delaware limited liability company

Inland Elmwood Park, L.L.C., a Delaware limited liability company

Inland 250 Golf Road Schaumburg, L.L.C., a Delaware limited liability company

Inland Park Center Plaza, L.L.C., a Delaware limited liability company

Inland 1738 Hammond, L.L.C., a Delaware limited liability company

Inland Plymouth Collection, L.L.C., a Delaware limited liability company

Inland Traverse City, L.L.C., a Delaware limited liability company

Inland V. Richards Plaza, L.L.C., a Delaware limited liability company

Inland Baytowne Square, L.L.C., a Delaware limited liability company

Inland Gateway Square, L.L.C., a Delaware limited liability company

Inland Schaumburg Promenade, L.L.C, a Delaware limited liability company

Inland Real Estate Hamilton, L.L.C., a Delaware limited liability company

Inland Brunswick Marketplace, L.L.C., a Delaware limited liability company

Inland Medina Marketplace, L.L.C., a Delaware limited liability company

Inland Hutchinson, L.L.C., a Delaware limited liability company

Inland Mankato Heights, L.L.C., a Delaware limited liability company

Inland Rochester Marketplace, L.L.C., a Delaware limited liability company

Inland Real Estate University Crossings, L.L.C., a Delaware limited liability company

Inland Real Estate Highway 41, L.L.C., a Delaware limited liability company

Inland Wauconda Crossings, L.L.C., a Delaware limited liability company

Inland Apache Shoppes, L.L.C., a Delaware limited liability company

Inland Bergen Plaza, L.L.C., a Delaware limited liability company

By: INLAND REAL ESTATE CORPORATION, a Maryland corporation, as the sole member of each of the foregoing limited liability companies

By:

_/s/BRETT A. BROWN______

Name: Brett A. Brown

Title: Executive Vice President

Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

(Signature to Second Modification Agreement)

Inland 200 Celebration Place Delaware Business Trust

By: Inland Real Estate Corporation, a Maryland corporation, as signatory trustee

By:

_/s/BRETT A. BROWN______

Name: Brett A. Brown

Title: Executive Vice President

Chief Financial Officer

S-4

(Signature to Second Modification Agreement)